[GRAPHIC OMITTED]

Global
Entertainment
Media

Gabelli
Global Interactive
Couch Potato(R) Fund

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

Global
Entertainment                                                    [PHOTO OMITTED]
Media                                                            Marc J. Gabelli

Annual Report, December 31, 1997
The Gabelli Global Interactive Couch Potato(R) Fund

                                 #1 Global Fund!
           (as ranked by Lipper Analytical Services based on one year performance through 12/31/97 among 188 global funds).

To Our Shareholders,

      Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equity funds), stocks posted strong gains in 1997. Until correcting in late December, large cap growth stocks continued to lead the market parade. However, large cap value and mid and small cap indices also posted solid gains. 1997 was a particularly good year for global multimedia stocks as evidenced by the Gabelli Global Interactive Couch Potato(R) Fund's number one rating in the Lipper Analytical Services Global Fund universe.

Investment Performance

      For the fourth quarter ended December 31, 1997, The Gabelli Global Interactive Couch Potato(R) Fund's total return was 10.9%. The Lipper Analytical Services Global Fund Average had a return of (5.0)% over the same period. The average is an unmanaged indicator of investment performance. The Fund was up 41.7% for 1997. The Lipper Global Fund Average rose 13.0% over the same twelve month period. Since inception on February 7, 1994 through December 31, 1997, the Fund has a total return of 92.6%, which equates to an average annual return of 18.3%.

--------------------------------------------------------------------------------
                           Interactive Couch Potato(R)

Interactive (in'ter ak' tiv)  Having the capacity for communication flow in each direction.*

Couch       (kouch)           An appellation for the heavy user of television,
                              depicted in the metaphor as plopped before the
Potato      (po ta'to)        television set like a vegetable with eyes. The
                              term was coined in the early 1980s by a group of
            (pe ta'to)        Baby Boomers in the San Francisco area who
                              playfully glorified their addiction to the tube.
                              Calling themselves The Couch Potatoes, they formed a national club and published a hilarious newsletter in the couch potato lifestyle containing bizarre recipes for that vital companion to the TV set, the toaster oven. After a burst of enlistments, the club quietly disappeared. All that remains today is the metaphor, and its current use tends to be more pejorative than self-mocking or affectionate.*

*Source: NTC Mass Media Directory.
--------------------------------------------------------------------------------

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                         Quarter
                             --------------------------------------
                              1st        2nd       3rd       4th       Year
                              ---        ---       ---       ---       ----
1997: Net Asset Value .....  $11.79     $13.72    $15.02    $14.28    $14.28
      Total Return ........     0.3%      16.4%     9.5%      10.9%     41.7%
--------------------------------------------------------------------------------
1996: Net Asset Value .....  $12.57     $13.40    $13.22    $11.75    $11.75
      Total Return ........     7.3%       6.6%     (1.3)%    (0.3)%    12.5%
--------------------------------------------------------------------------------
1995: Net Asset Value .....  $10.62     $11.28    $12.30    $11.72    $11.72
      Total Return ........     3.6%       6.2%      9.0%     (1.8)%    17.9%
--------------------------------------------------------------------------------
1994: Net Asset Value .....  $9.90       $9.97    $10.54    $10.25    $10.25
      Total Return ........   (1.0)%(b)    0.7%     5.7%      (2.8)%     2.5%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - December 31, 1997 (a)

   1 Year.................................................      41.7%

   3 Year.................................................      23.4%

   Life of Fund (b).......................................      18.3%

--------------------------------------------------------------------------------

                        Dividend History
------------------------------------------------------------------

Payment (ex) Date        Rate Per Share         Reinvestment Price
-----------------        --------------         ------------------
December 31, 1997           $2.370                   $14.28
December 31, 1996           $1.436                   $11.75
December 29, 1995           $0.363                   $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on February 7, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND, THE LIPPER GLOBAL FUND AVERAGE AND THE S&P 500 INDEX

   [The following table was depicted as a line graph in the printed material]

                   Gabelli Global Interactive   Lipper Global
                       Couch Potato Fund*       Fund Average      S&P 500 Index
                   --------------------------   -------------     -------------
         2/7/94              10000                 10000              10000
         12/94               10250                  9835               9810
         12/95               12080                 11214              13499
         12/96               13590                 13042              16604
         12/97               19257                 14743              22141

----------
*     Past Performance is not predictive of future performance.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

Portfolio Structure

      As we have indicated in past discussions, the Interactive Couch Potato's(R) investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/97

    [The following table was depicted as a pie chart in the printed material]

                United States                    64.9%
                Europe                           21.6%
                Canada                            7.4%
                Asia/ Pacific Rim                 5.9%
                South America                     0.2%

    [The following table was depicted as a pie chart in the printed material]

                Distribution                     58.2%
                Copyright/Creativity             41.8%

      The accompanying chart depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of December 31, 1997.

COMMENTARY

1997 Revisited

      Year ends are always time for reflection. We look back over the last twelve months and assess what went right and what went wrong. To borrow from Joseph Heller's classic novel Catch 22, we tally the "feathers in our cap" and "black eyes". In 1997, the former vastly outnumber the latter. Heading our "feathers in the cap" list is deals. During the year, the Fund bid a cheerful farewell to several portfolio holdings which found new homes under other corporate roofs. Also prominent on our list are cable television stocks, Cablevision Systems (CVC - $95.75 - ASE), Tele-Communications Inc. (TCOMA - $14.875 - Nasdaq) and Comcast (CMCSA - $31.875 - Nasdaq), which gained 212.7%, 113.9% and 80.9%, respectively, over the course of the year, thanks to better than generally expected cash flow growth and Bill Gates' decision that coaxial cable will be the most effective digital highway into the home. Cable network stocks, BET Holdings (BTV - $54.625 - NYSE), Liberty Media Group (LBTYA - $36.25 -Nasdaq) and Home Shopping Network (HSNI - $51.50 - Nasdaq), also soared as investors acknowledged the escalating value of these entrenched distribution channels. Telecommunications equipment stocks including Lucent Technologies (LU
- $79.875 - NYSE) and Northern Telecom (NT - $88.75 - NYSE) buoyed returns. Broadcasters such as CBS Corp. (CBS - $29.4375 - NYSE), Media General (MEG'A - $41.8125 - ASE) and Ackerley Group (AK - $16.9375 -NYSE) were also high on our leader board.

      Our "black eyes" list had a distinct Asian accent, with Asian companies in virtually every multimedia category suffering all the severe symptoms of the Asian Flu.

1998: Will it be Another Good Year for Multimedia Stocks

      After several years of underperformance relative to other market sectors, telecommunications, cable television, cable networks, broadcast and filmed entertainment producers were among 1997's best performing industry groups. There are a number of reasons why these sleeping giants awoke. Cable television operators did a good job protecting market share from satellite broadcasters and received strong strategic and financial backing from leading technology companies committed to making CATV companies' coaxial connections into American homes the primary internet transmission highway. We think the cable television industry is in terrific shape. The systems are built out. Strong financial partners are providing the capital for technological upgrades. Cash flows from traditional cable TV services are trending up and new services are finally coming on stream. This industry, which Wall Street had written off a year ago, has a very promising future.

      The same can be said for cable networks. Until cable television operators fully upgrade systems to provide more channel capacity, the existing network slots will be coveted by programmers and advertisers. We expect to see continuing consolidation in the industry and strategic partners that can help maximize cash flow and profits.

      Telecommunications stocks probably offer the greatest long term upside potential. The global deregulation of the telecommunications industry is finally unfolding. Giant mergers will take place as the big players jockey for domestic and global market share. WorldCom's acquisition of MCI will not be the last mega-deal in the industry. We think AT&T will go after someone -- possibly Cable & Wireless (CWP - $27.1875 - NYSE). Smaller companies like Southern New England Telecommunications (SNG - $50.3125 - NYSE), which has agreed to be acquired by SBC Communications, must also be viewed as potential targets.

      Filmed entertainment producers like Time Warner (TWX - $62.00 - NYSE) (Warner Brothers), Viacom (VIA - $40.875 - ASE) (Paramount), and Seagram (VO - $32.3125 - NYSE) (MCA) will be able to premium price entertainment products as the global expansion in entertainment distribution systems heightens already strong demand. Broadcasters should also do well as deregulation continues to spawn consolidation in the industry.

      So, we think the short, intermediate and long term prospects for global multimedia stocks are exciting and continue to believe these industry groups will be market leaders in 1998 and beyond.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1997.

Cablevision Systems Corp. (CVC - $95.75 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. Cablevision is also purchasing Tele-Communications Inc.'s ten New York area cable properties with roughly 820,000 subscribers by issuing over 12 million shares (a one-third interest in the company) and assuming about $670 million of TCI's debt. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Canal + (CNPL.P - $186.01 - Paris Stock Exchange), founded in 1984, is Europe's leading pay television company, with world-class expertise in programming for premium and theme channels. The company is a distribution powerhouse with superior marketing capabilities, subscriber management systems and scrambling and access control technology. Canal Satellite, Europe's first commercial digital TV service, was launched in 1996. The 1997 merger with the Dutch media group Nethold marks a major strategic milestone, further consolidating the group's international position with a portfolio of approximately 10 million subscribers across Europe.

HSN Inc. (HSNI - $51.50 - Nasdaq) is the name for the parent company comprised of Silver King Communications, Home Shopping Network and SF Broadcasting. Silver King operates 12 wholly-owned UHF stations and one satellite station through SKTV Inc. Home Shopping's major business is electronic retailing. The six SF Broadcasting stations, four VHF stations and two satellites are 50%-owned with Fox. The combined companies are guided by Barry Diller. HSNI is buying the television assets of Universal Studios from Seagram's for $4.075 billion. Under the proposal, Universal (a subsidiary of the Seagram Company) receives a 45% interest in HSN and $1.2 billion in cash. HSN gets control of the USA Network, the Sci-Fi Channel and Universal's U.S. television production and distribution operations. HSNI has also acquired a 50.1% stake in Ticketmaster Group (TKTM - $23.00 - Nasdaq).

Seagram Company Ltd. (VO - $32.3125- NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Seagram is a leading global producer and marketer of distilled spirits, wines, fruit juices and mixers. Major beverage brands include Chivas Regal, Absolut, Martell, Mumm, Crown Royal, Seagram's Gin and Tropicana and Dole fruit juices. MCA's film and entertainment activities feature Universal Studios. MCA also has music and recreation operations. Seagram owns about 14.7% of Time Warner common stock. We estimate that Seagram's PMV exceeds $50 per share.

Tele-Communications Inc. (TCOMA - $27.9375 - Nasdaq), one of the largest cable TV operators in the U.S., is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International Inc. (TINTA - $18.00 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. So far, deals shaving over 3 million subscribers and shifting over $4 billion in debt have been announced. Cost reduction programs, including overhead reduction, are showing substantial progress and increasing operating cash flow.

Tele-Communications Inc./Liberty Media Group (LBTYA - $36.25 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. (TINTA - $18.00 - Nasdaq) have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

Telefonica de Espana (TEF - $91.0625 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds two million subscribers. We consider TEF to be an attractive way to invest in Latin America, with a diversified portfolio of telecommunication operations in the region. Its portfolio of publicly traded Latin American companies includes:
Compania de Telecomunicaciones de Chile SA, Telefonica de Argentina SA and Compania Peruana de Telefonos SA. TEF also holds interests in non-public Latin American telecom operations in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long term strategy is to create a Pan American network, leveraging the Spanish speaking world. TEF jump started this effort with its decision to form a global alliance with British Telecom and MCI's Concert plc, which is gaining momentum in the race to become the dominant provider of one stop shopping for full-service, global telecommunications products.

Viacom Inc. (VIA - $40.875 - ASE; VIA'B - $41.4375 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce its debt of approximately $10 billion and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about four percent. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Its publishing business, Simon & Schuster, has been put up for sale. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Interactive Couch Potato(R) Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      Multimedia stocks reigned in 1997. We believe they continue to offer a wealth of opportunity for investors. Global barriers are finally coming down. The mating game will be intense as suitors compete for the most attractive partners. We are in the midst of an exciting party that could last well into the next decade.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                             Sincerely,


                                             Marc J. Gabelli
                                             Portfolio Manager

February 1, 1998

          ------------------------------------------------------------
                               Top Ten Holdings
                               December 31, 1997
                               -----------------

           Viacom Inc.                           Seagram Co.
           Cablevision Systems Corp.             Canal +
           HSN Inc.                              Pathe SA
           TCI/Liberty Media Group               Time Warner Inc.
           Tele-Communications Inc.              Telefonica de Espana

          ------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- December 31, 1997
================================================================================

                                                               Market
 Shares                                            Cost        Value
 ------                                            ----        ------

         COMMON STOCKS -- 92.4%
         BROADCASTING -- 11.8%
 35,000  Ackerley Group Inc. ..........        $   103,983  $   592,813
 12,500  Audiofina ....................            503,099      509,448
  4,635  Chris-Craft Industries Inc.+ .            149,561      242,468
  2,000  Fisher Companies Inc. ........            109,500      240,000
 40,000  Flextech plc+ ................            264,035      346,851
 12,500  Granite Broadcasting Corp.+ ..            143,013      113,281
  5,000  LIN Television Corp.+ ........            156,484      272,500
 55,000  Mediaset SpA .................            259,119      270,334
    250  Nippon Television Broadcasting             68,339       73,642
  4,086  NRJ SA .......................            572,487      569,173
  5,000  Pathe SA .....................            945,999      970,767
 65,000  Paxson Communications Corp.+ .            605,085      479,375
  5,000  Tokyo Broadcasting System Inc.             83,029       63,451
    500  TV Francaise..................             50,824       51,115
                                               -----------  -----------
                                                 4,014,557    4,795,218
                                               -----------  -----------
         BUSINESS SERVICES -- 0.9%
  8,000  Berlitz International Inc.+ ..            109,750      213,000
 10,000  Trans-Lux Corp. ..............            102,875      147,500
                                               -----------  -----------
                                                   212,625      360,500
                                               -----------  -----------
         CABLE DISTRIBUTION -- 12.9%
 25,000  Cablevision Systems Corp.,
           Cl. A+ .....................            847,167    2,393,749
 20,000  Comcast Corp., Cl. A .........            332,675      637,500
 10,000  Comcast UK Cable Partners Ltd.,
           Cl. A.......................            106,250       94,375
 25,000  Tele-Communications Inc.,
           Cl. A+......................            443,968      698,438
 20,000  Tele-Communications
           International Inc., Cl. A+ .            304,682      360,000
 30,000  TCI Ventures Group ...........            591,781      849,375
 20,000  United International Holdings
           Inc., Cl. A+................            265,788      230,000
                                               -----------  -----------
                                                 2,892,311    5,263,437
                                               -----------  -----------
         CABLE PROGRAMMERS -- 10.1%
 12,500  BET Holdings Inc.+ ...........            250,300      682,813
  6,000  Canal+ .......................          1,118,091    1,116,050
  5,000  Canal+, Sponsored, ADR .......            148,613      186,008
  7,000  Gaylord Entertainment Co. ....            172,143      223,563
 52,000  Tele-Communications Inc./
           Liberty Media Group, Cl. A+             903,317    1,884,999
                                               -----------  -----------
                                                 2,592,464    4,093,433
                                               -----------  -----------
         COMMUNICATIONS EQUIPMENT -- 2.6%
  5,000  Lucent Technologies Inc. .....            135,000      399,375
 25,000  NextLevel Systems Inc.+ ......            354,888      446,875
  2,500  Northern Telecom Ltd. ........             93,281      222,500
                                               -----------  -----------
                                                   583,169    1,068,750
                                               -----------  -----------
         CONSUMER SERVICES -- 2.5%
 20,000  HSN Inc.+ ....................            446,253  $ 1,030,000
                                               -----------  -----------
         ENTERTAINMENT -- 1.8%
 50,332  Ascent Entertainment Group
           Inc.+.......................            504,882      522,194
  2,329  EMI Group plc ................             18,219       20,088
 10,800  EMI Group plc,
           Sponsored ADR...............            163,971      186,322
                                               -----------  -----------
                                                   687,072      728,604
                                               -----------  -----------
         ENTERTAINMENT DISTRIBUTION -- 1.8%
 15,000  GC Companies Inc.+ ...........            467,520      710,625
                                               -----------  -----------
         FINANCIAL SERVICES -- 1.2%
 10,000  Scripps Bank .................            441,356      484,375
                                               -----------  -----------
         GLOBAL MEDIA and ENTERTAINMENT -- 17.5%
 12,500  Havas SA .....................            866,267      899,705
 25,000  Havas, ADR ...................            460,000      449,850
 15,000  News Corp. Ltd., ADR .........            320,938      334,688
 16,000  News Corp. Ltd., Preference
           Shares ADR..................            243,603      318,000
  1,500  PolyGram NV, ADR .............             60,313       71,531
 35,000  Seagram Co. Ltd. .............          1,206,700    1,130,937
  1,200  Sony Corp., ADR ..............             66,299      108,900
 15,000  Time Warner Inc. .............            776,950      930,000
 45,000  Viacom Inc., Cl. A+ ..........          1,354,481    1,839,374
 25,000  Viacom Inc., Cl. B+ ..........            694,957    1,035,938
                                               -----------  -----------
                                                 6,050,508    7,118,923
                                               -----------  -----------
         INTERNATIONAL TELECOMMUNICATIONS  -- 8.2%
 18,000  BC Telecom Inc. ..............            341,827      559,741
 20,000  BCE Inc. .....................            375,983      666,250
  5,500  Cable & Wireless plc, ADR ....            138,365      149,531
    200  DDI Corp......................            797,037      530,683
100,000  Telecom Italia SpA+ ..........            405,164      441,177
    500  Telecomunicacoes Brasileiras SA
           (Telebras), Sponsored ADR ..             12,250       58,219
 10,000  Telefonica de Espana, ADR ....            433,683      910,625
                                               -----------  -----------
                                                 2,504,309    3,316,226
                                               -----------  -----------
         PUBLISHING -- 9.2%
 60,000  Arnoldo Mondadori Editore
           SpA+........................            441,697      471,719
  1,000  Central Newspapers Inc.,
           Cl. A.......................             38,550       73,938
 45,000  Editoriale L'Espresso SpA+ ...            216,058      216,347
  1,000  Filipacchi Medias ............            178,514      207,784
 10,000  Golden Books Family
           Entertainment Inc.+.........            102,335      103,125
 37,500  Independent Newspapers Ltd. ..            114,689      203,110
  6,000  Knight-Ridder Inc. ...........            187,554      312,000
  5,000  Lagardere Groupe SCA+ ........            167,228      165,396
  7,500  McGraw-Hill Companies Inc. ...            341,795      554,999

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments  (Continued) -- December 31, 1997
================================================================================

                                                               Market
 Shares                                            Cost        Value
 ------                                            ----        ------

         COMMON STOCKS (continued)
         PUBLISHING (continued)
  5,000  Meredith Corp. ...............        $    56,931  $   178,438
  5,000  New York Times Co., Cl. A ....            124,000      330,625
  5,000  Pulitzer Publishing Co. ......            155,220      314,063
  3,000  Scripps (E. W.) Co. ..........             87,097      145,313
  3,500  Times Mirror Co., Cl. A ......             68,374      215,250
 10,000  United Newspapers plc, ADR ...            162,250      232,500
                                               -----------  -----------
                                                 2,442,292    3,724,607
                                               -----------  -----------
         SATELLITE -- 1.6%
 15,000  COMSAT Corp. .................            287,964      363,750
  7,500  General Motors Corp., Cl. H ..            202,969      277,031
     12  Raytheon Co., Cl. A...........                517          581
                                               -----------  -----------
                                                   491,450      641,362
                                               -----------  -----------
         TELECOMMUNICATIONS -- 6.8%
 40,000  Citizens Utilities Co., Cl. B+            357,465      385,000
 20,000  Frontier Corp. ...............            345,063      481,250
 15,000  GTE Corp. ....................            620,250      783,751
 75,000  Rogers Communications Inc.,
           Cl. B+......................            392,741      361,630
 10,000  Southern New England
           Telecommunications Corp. ...            427,188      503,125
 45,000  Viatel Inc.+ .................            267,718      225,000
                                               -----------  -----------
                                                 2,410,425    2,739,756
                                               -----------  -----------
         WIRELESS COMMUNICATIONS -- 3.5%
 17,500  AirTouch Communications Inc.+             480,688      727,344
 12,500  NEXTEL Communications Inc.,
           Cl. A+......................            159,289      325,000
  5,000  Vodafone Group plc, ADR ......            145,705      362,500
                                               -----------  -----------
                                                   785,682    1,414,844
                                               -----------  -----------
         TOTAL COMMON STOCKS...........         27,021,993   37,490,660
                                               -----------  -----------
         CONVERTIBLE PREFERRED STOCKS -- 0.1%
         PUBLISHING -- 0.1%
    500  Golden Books Family
           Entertainment Inc. 8.75%
           Cv. Pfd. (a)................             25,000       26,500
                                               -----------  -----------
         TOTAL CONVERTIBLE
           PREFERRED STOCKS............             25,000       26,500
                                               -----------  -----------
         PREFERRED STOCKS -- 0.8%
         BROADCASTING -- 0.8%
150,000  Village Roadshow Ltd. Pfd. ...            292,306      308,452
                                               -----------  -----------
         COMMUNICATIONS EQUIPMENT -- 0.0%
    200  Nokia Group AB Preference Pfd.              5,718       14,000
                                               -----------  -----------
         TOTAL PREFERRED STOCKS........            298,024      322,452
                                               -----------  -----------

Principal                                                      Market
 Amount                                            Cost        Value
 ------                                            ----        -----

         CONVERTIBLE CORPORATE BONDS -- 3.0%
         CONSUMER SERVICES -- 2.4%
$500,000 HSN Inc. Sub. Deb. Cv.
           5.875%, 03/01/06 (a)........        $   500,000  $   966,250
                                               -----------  -----------
         ENTERTAINMENT -- 0.6%
  50,000 Savoy Pictures Entertainment Inc.
           7.00%, 07/01/03 ............             41,739       46,750
 200,000 Viacom Inc. Sub. Deb. Cv.
           8.00%, 07/07/06.............            139,718      202,750
                                               -----------  -----------
                                                   181,457      249,500
                                               -----------  -----------
         TOTAL CONVERTIBLE
           CORPORATE BONDS.............            681,457    1,215,750
                                               -----------  -----------
         U.S. GOVERNMENT OBLIGATIONS -- 2.3%
 943,000 U.S. Treasury Bills, 4.978% to
           5.393%, due 01/02/98 to
           02/19/98....................            939,235      939,210
                                               -----------  -----------
         TOTAL U.S. GOVERNMENT
           OBLIGATIONS.................            939,235      939,210
                                               -----------  -----------
         TOTAL INVESTMENTS
           -- 98.6% ...................        $28,965,709   39,994,572
                                               -----------  -----------
         Other Assets and Liabilities
           (Net) -- 1.4%...............                         563,093
                                                            -----------
         NET ASSETS  --  100.0%
           (2,839,932 shares outstanding)                   $40,557,665
                                                            ===========
         NET ASSET VALUE, Offering
           and Redemption Price
           Per Share ..................                     $     14.28
                                                                 ======
Number of
Contracts
---------
         FUTURES CONTRACTS-SHORT POSITION

    (5)  S&P 500 03/98.................        $(1,199,375) $(1,223,875)
    (5)  S&P 500 03/98.................         (1,180,625)  (1,223,875)
    (5)  S&P 500 03/98.................         (1,183,875)  (1,223,875)
                                               -----------  -----------
         TOTAL FUTURES
           CONTRACTS...................        $(3,563,875) $(3,671,625)
                                               ===========  ===========

----------
     For Federal income tax purposes:
       Aggregate cost...................                    $29,079,401
                                                            ===========
       Gross unrealized appreciation ...                     11,684,857
       Gross unrealized depreciation ...                       (769,686)
                                                            -----------
       Net unrealized appreciation. ....                    $10,915,171
                                                            ===========
----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of Rule 144A securities amounted to $992,750 or 2.4% of net assets.
+    -- Non-income producing security
ADR  -- American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

               The Gabelli Global Interactive Couch Potato(R) Fund

Statement of Assets and Liabilities
December 31, 1997
==================================================================
Assets:
  Investments, at value (cost $28,965,709) ....        $39,994,572
  Foreign cash, at value (cost $98,292)........             98,879
  Receivable for Fund shares sold..............          1,608,761
  Receivable for investments sold..............          1,490,538
  Dividends and interest receivable............             59,921
  Deferred organizational expenses.............             12,835
  Other assets.................................              5,227
                                                       -----------
    Total Assets...............................         43,270,733
                                                       -----------
Liabilities:
  Payable to custodian.........................            540,154
  Payable for investments purchased............          1,983,364
  Payable for Fund shares redeemed.............             16,978
  Payable for investment advisory fees.........             32,216
  Payable for distribution fees................             22,519
  Other liabilities............................            117,837
                                                       -----------
    Total Liabilities..........................          2,713,068
                                                       -----------
    Net Assets (applicable to 2,839,932
      shares outstanding)......................        $40,557,665
                                                       ===========
    Net Asset Value, offering and redemption
      price per share..........................            $ 14.28
                                                           =======
Net Assets consist of:
  Capital stock, at par value..................        $     2,840
  Additional paid-in capital...................         29,638,367
  Accumulated net investment loss..............              5,621
  Accumulated undistributed net realized
    gain on investments, futures contracts and
    foreign currency transactions..............            (14,062)
  Net unrealized appreciation on investments,
    futures contracts and assets and liabilities
    denominated in foreign currencies..........         10,924,899
                                                       -----------
     Total Net Assets..........................        $40,557,665
                                                       ===========

Statement of Operations
For the Year Ended December 31, 1997
==================================================================
Investment Income:
  Dividends (net of foreign taxes of $24,899)          $   315,624
  Interest.....................................             64,508
                                                       -----------
    Total Investment Income....................            380,132
                                                       -----------
Expenses:
  Investment advisory fees.....................            324,399
  Distribution fees............................             81,089
  Shareholder services fees....................             50,274
  Interest expense.............................             46,534
  Amortization of organizational expenses .....             13,748
  Miscellaneous expenses.......................             62,607
                                                       -----------
    Total Expenses.............................            578,651
                                                       -----------
Net Investment Loss............................           (198,519)
                                                       -----------
Net Realized and Unrealized Gain on
  Investments :
  Net realized gain on investments, futures
    contracts and foreign currency
    transactions...............................          6,026,722
  Net change in unrealized appreciation on
    investments, futures contracts and assets
    and liabilities denominated in foreign
    currencies.................................          5,681,915
                                                       -----------
  Net realized and unrealized gain on
    investments and foreign
    currency transactions .....................         11,708,637
                                                       -----------
Net increase in net assets resulting from
  operations ..................................        $11,510,118
                                                       ===========

Statement of Changes in Net Assets
================================================================================

                                                      Year Ended December 31,
                                                      -----------------------
                                                      1997               1996
                                                      ----               ----
Operations:
  Net investment loss............................ $  (198,519)      $  (247,451)
  Net realized gain on investments, futures
    contracts and foreign currency transactions..   6,026,722         3,431,462
  Net change in unrealized appreciation on
    investments, futures contracts and assets and
    liabilities denominated in foreign currencies   5,681,915           850,290
                                                  -----------       -----------
    Net increase in net assets resulting from
      operations.................................  11,510,118         4,034,301
                                                  -----------       -----------
Distributions to shareholders:
  From net realized gain on investments..........  (5,839,077)       (3,479,394)
                                                  -----------       -----------
Share transactions:
  Net increase in net assets from Fund share
    transactions.................................   3,107,627          (214,945)
                                                  -----------       -----------
    Net increase in net assets...................   8,778,668           339,962

Net Assets:
  Beginning of period............................  31,778,997        31,439,035
                                                  -----------       -----------
  End of period.................................. $40,557,665       $31,778,997
                                                  ===========       ===========

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli Global Interactive Couch Potato Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and one of five separately managed portfolios of the Corporation, whose primary objective is capital appreciation. The Fund commenced operations on February 7, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 1997, the Fund had open positions in the following forward foreign currency purchase contracts:

       Amount/Currency      Settlement Date   Proceeds      Value    Unrealized Gain (Loss)
       ---------------      ---------------  ----------  ----------  ---------------------
  7,475,087  Belgian Francs     01/14/98     $  202,775  $  201,757       $ (1,018)
  9,048,275  Belgian Francs     01/14/98        245,211     244,219           (992)
      4,217  French Francs      01/29/98            712         702            (10)
    282,699  French Francs      01/29/98         47,758      47,061           (697)
  6,004,384  French Francs      01/29/98      1,005,086     999,548         (5,538)
694,701,400  Italian Lire       01/06/98        395,211     392,931         (2,280)
                                             ----------  ----------       --------
                                             $1,896,753  $1,886,218       $(10,535)
                                             ==========  ==========       ========

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

As of December 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                              Accumulated Undistributed Net
           Accumulated Net                    Realized Gain on Investments
          Investment (Loss)                 and Foreign Currency Transactions
          -----------------                 ---------------------------------
              $204,140                                  $(54,685)

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

2. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

3. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended December 31, 1997, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $81,089, or 0.25% of average net assets, the annual limitation under the Plan.

5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1997, other than short term securities, aggregated $22,434,348 and $27,680,202, respectively.

6. Transactions with Affiliates. During the year ended December 31, 1997, the Fund paid brokerage commissions of $15,256 to Gabelli & Company, Inc. and other affiliates of the Adviser.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1997.

The average daily amount of borrowings outstanding during the year ended December 31, 1997 was $565,863, with a related weighted average interest rate of 6.19%. The maximum amount borrowed at any time during the year ended December 31, 1997 was $2,810,000.

The Gabelli Global Interactive Couch Potato(R) Fund
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

8. Capital Stock Transactions. Transactions in shares of common stock were as follows:

                                                        Year Ended                    Year Ended
                                                    December 31, 1997             December 31, 1996
                                                -------------------------    ---------------------------
                                                  Shares        Amount         Shares          Amount
                                                ----------    -----------    ---------      ------------
Shares sold ...................................    865,772    $12,613,053       978,249     $ 12,250,079
Shares issued upon reinvestment of dividends ..    376,239      5,372,567       284,978        3,348,488
Shares redeemed ............................... (1,106,550)   (14,877,993)   (1,240,740)     (15,813,512)
                                                ----------    -----------    ----------     ------------
  Net share transactions ......................    135,461    $ 3,107,627        22,487     $   (214,945)
                                                ==========    ===========    ==========     ============

Financial Highlights
================================================================================
Selected data for a share of capital stock outstanding throughout each period:

                                                            Year Ended December 31,
                                                    -------------------------------------
                                                     1997      1996       1995     1994+
                                                     ----      ----       ----     -----
Operating performance:
  Net asset value, beginning of period.........     $ 11.75   $ 11.72   $ 10.25   $ 10.00
                                                    -------   -------   -------   -------
  Net investment loss..........................       (0.07)    (0.09)    (0.01)    (0.01)
  Net realized and unrealized gain
    on investments.............................        4.97      1.56      1.84      0.26
                                                    -------   -------   -------   -------
  Total from investment operations.............        4.90      1.47      1.83      0.25
                                                    -------   -------   -------   -------
Distributions to shareholders:
  In excess of net investment income...........          --     (1.44)    (0.36)       --
  From net realized gain on investments........       (2.37)       --        --        --
                                                    -------   -------   -------   -------
Net asset value, end of period.................     $ 14.28   $ 11.75   $ 11.72   $ 10.25
                                                    -------   -------   -------   -------
  Total return(a)..............................        41.7%     12.5%     17.9%      2.5%
                                                    =======   =======   =======   =======
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's).........     $40,558   $37,779   $31,439   $24,831
  Ratio of net investment (loss) to
    average net assets.........................       (0.61)%   (0.70)%   (0.07)%   (0.13)%(c)
  Ratio of operating expenses to
    average net assets(b)......................        1.78%     2.06%     2.47%     2.47%(c)
  Portfolio turnover rate......................          68%       47%       33%       14%
  Average commission rate per share (d)........     $0.0336   $0.0226        --        --

----------
+    From commencement of operations on February 7, 1994.
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(b) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.64%.
(c)  Annualized.
(d) For fiscal years beginning on or after September 1, 1995, the SEC requires a fund to disclose its average commission rate paid per share.

The Gabelli Global Interactive Couch Potato(R) Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Global Interactive Couch Potato(R) Fund

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of The Gabelli Global Interactive Couch Potato(R) Fund (one of the Funds constituting Gabelli Global Series Funds, Inc.), as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Interactive Couch Potato(R) Fund of Gabelli Global Series Funds, Inc. as of December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, presented in conformity with generally accepted accounting principles.


                                                  /s/ Grant Thornton LLP
New York, New York
February 26, 1998

--------------------------------------------------------------------------------

                   1997 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1997, the Fund paid to shareholders, on December 31, 1997, an ordinary income dividend (comprised of short-term capital gains) totaling $0.37 per share and long-term capital gains totaling $2.00 per share. None of this distribution qualifies for the dividend received deduction available to corporations or includes income from U.S. Treasury securities.

--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company,Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

Bruce N. Alpert
Vice President and Treasurer

Marc J. Gabelli
Portfolio Manager

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------